UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Solicitation of Consents Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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LAS VEGAS RAILWAY EXPRESS, INC.
(Name of Registrant As Specified In Its Charter)

 (Name of Person(s) Filing Consent solicitation statement, if Other Than the Registrant)

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LAS VEGAS RAILWAY EXPRESS, INC.
6650 Via Austi Parkway, Suite 170
Henderson, Nevada 89119

NOTICE OF A ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 16, 2011

NOTICE IS HEREBY GIVEN that a Annual Meeting of Las Vegas Railway Express, Inc., a Delaware corporation (the “Company”), will be held on May 16, 2011, at 10:00 a.m. Pacific Daylight Time at the company’s offices located at 6650 Via Austi Parkway, Suite # 170, Las Vegas, Nevada 89119, for the purpose of considering and voting upon the following matter:

1.	Re-elect Board Directors, Michael A. Barron and Joseph Cosio-Barron until the next annual meeting;

2.	To elect a new Board Member, Justin W. Yorke to serve as a Director until the next annual meeting;

3.	Elect Board Committee for Audit and Compensation;

4.	To re-affirm and approve the adoption of the amended bylaws of the corporation;

5.	To ratify the appointment of Hamilton, P.C. as independent auditors;

6.	To ratify the appointment of The Law Office of Timothy S. Orr , PLLC as outside SEC Counsel;

7.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Our board of directors has fixed the close of business on April 1, 2011 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or adjournments of the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael A. Barron
Michael A. Barron
Chief Executive Officer

April 11, 2011
Las Vegas, Nevada

IMPORTANT

Your vote is very important. Whether or not you plan to attend the annual meeting, in order to ensure representation of your shares, please promptly complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable. No postage need be affixed if the proxy card is mailed in the United States. If you have any questions, please contact Michael A. Barron, CEO, at (702) 583-6715.

LAS VEGAS RAILWAY EXPRESS, INC.
6650 Via Austi Parkway, Suite 170
Las Vegas, Nevada 89119

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2011

TABLE OF CONTENTS

THE COMPANY	4

INFORMATION ABOUT SOLICITATION AND VOTING	4

INFORMATION ABOUT THE ANNUAL MEETING	4

PROPOSAL NO. ONE: TO RE-ELECT BOARD DIRECTORS	6

PROPOSAL NO. TWO: TO ELECT A NEW BOARD MEMBER	8

PROPOSAL NO. THREE: BOARD COMMITTEE FOR AUDIT AND COMPENSATION	8

PROPOSAL NO. FOUR: TO RE-AFFRIM AND APPROVE THE ADOPTION OF THE AMENDED BY LAWS OF THE CORPORATION	9

PROPOSAL NO. FIVE: RATIFY APPOINTMENT OF INDEPENDENT AUDITORS	9

PROPOSAL NO. SIX: RATIFY APPOINTMENT OF OUTSIDE SEC COUNSEL	9

PROPOSAL NO. SEVEN: PROXIED AUTHORIZATIONS	10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11

OTHER MATTERS:	11

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE	11

AVAILABLE INFORMATION	11

THE COMPANY

Las Vegas Railway Express, Inc.
6650 Via Austi Parkway, Suite 170
Las Vegas, Nevada 89119
(702) 583-6715

Las Vegas Railway Express, Inc., a publicly traded Delaware Corporation, is a business development company whose plan is to re-establish a conventional rail passenger train service between Las Vegas and Los Angeles.  The development concept is to provide a Las Vegas style experience on the train, which would traverse the planned route in approximately 5:00 hours.  The Company has an executed agreement with AMTRAK to secure rail services.  The Company has negotiated the procurement of bi-level railcars needed for its train consists.  The planned service is targeting a start date of late 2011.  The Company has also entered into a feasibility and capacity planning agreement with Union Pacific Railroad.  Burlington Northern Santa Fe has completed its feasibility and capacity planning study on behalf of the company.  The Company has entered into a memorandum of understanding with the Plaza Hotel for use of a segment of their property as a passenger railway station in Las Vegas.

Las Vegas Railway Express, Inc. (the “Company”) was formed in March 9, 2007 as a development state company.

The company is currently traded on the OTCBB under the symbol XTRN.  The company website is www.vegasxtrain.com

INFORMATION ABOUT SOLICITATION AND VOTING

Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Las Vegas Railway Express, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held on May 16, 2011 at 10:00 a.m., Pacific Daylight Time, at 6650 Via Austi Parkway, Suite 170, Las Vegas, NV 89119 and at any adjournment or adjournments of the annual meeting.

The notice of meeting, this Proxy Statement, the enclosed proxy card, our Form 10-Q for the quarter ended December 31, 2010, and our annual report to shareholders for the year ended March 31, 2009 which includes a copy of our Annual Report on Form 10-K for the same fiscal year as filed with the Securities and Exchange Commission (the “SEC”), including financial statements and schedules, but excluding exhibits, are first being sent or given to shareholders on or about April 1,2011.   We will, upon written request of any shareholder who has not otherwise received a copy of our annual report on Form 10-K for the fiscal year ended March 31, 2009, furnish without charge a copy of that annual report on Form 10-K, including financial statements and financial statement schedules, but excluding exhibits, as filed with the SEC.  Please address your request to Las Vegas Railway Express, Inc., 6650 Via Austi Parkway, Suite 170, Las Vegas, Nevada 89119, Attention: Michael A. Baron, Chief Executive Officer.  Exhibits will be provided upon written request and payment of an appropriate processing fee.

INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

May 16, 2011, 10:00 a.m. Pacific Daylight Time

WHERE WILL THE ANNUAL MEETING BE HELD?

The meeting will be held at 6650 Via Austi Parkway, Suite 170, Las Vegas, NV 89119

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

At the annual meeting and any adjournment or adjournments of the annual meeting, our shareholders will be asked to consider and vote upon the following matters:

1.	Re-elect Board Directors, Michael A. Barron and Joseph Cosio-Barron until the next annual meeting;

2.	To elect a new Board Member, Justin W. Yorke to serve as a Director until the next annual meeting;

3.	Elect Board Committee for Audit and Compensation;

4.	To re-affirm and approve the adoption of the amended by laws of the Corporation;

5.	To ratify the appointment of Hamilton, P.C. as independent auditors;

6.	To ratify the appointment of The Law Office of Timothy S. Orr, PLL as outside SEC Counsel;

7.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on April 1, 2011 be entitled to notice of and to vote at the annual meeting and any adjournments of the annual meeting.  You are entitled to one vote for each share of common stock held on that date.  On April 1, 2011 there were 39,201,498 shares of our common stock outstanding and entitled to vote.

YOUR BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL SET FORTH HEREIN.

HOW DO I VOTE?

You can vote either by attending the meeting and voting at the meeting or by or by completing, signing and returning the enclosed proxy card as promptly as possible in the enclosed postage-paid envelope.  Proxies should not be sent by the stockholder to the Company, but to Empire Stock Transfer.  A pre-addressed, postage-paid envelope is provided for this purpose.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the annual meeting by:

1.	Submitting another proxy by mail with a more recent date than that of the proxy first given;

2.	Sending written notice of revocation to Las Vegas Railway Express, Inc. 6650 Via Austi Parkway, Suite 170, Las Vegas, Nevada 89119, Attention: Michael A. Baron; or

3.
Attending the annual meeting and voting in person.  If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

WHAT IF I SIGN AND RETURN MY PROXY CARD BUT I DO NOT INCLUDE VOTING INSTRUCTIONS?

If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR the amendment to our certificate of incorporation.

 WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

The holders of a majority of the issued and outstanding shares of the Company's common stock entitled to vote at the annual meeting present or represented by proxy, constitutes a quorum.  A quorum is necessary to conduct business at the annual meeting.  You will be considered part of the quorum if you have voted by proxy.  Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the annual meeting for purposes of determining a quorum.  However, abstentions, withholding of a vote and broker non-votes do not count in the voting results.  A broker non-vote occurs when a broker or other nominee (which has voted on one or more matters at the meeting) who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

On April 1, 2011 the record date for determination of shareholders entitled to vote at the annual meeting, there were outstanding and entitled to vote 39,201,498 shares of our common stock.  The holders of a majority of our common stock issued and outstanding and entitled to vote at the annual meeting will constitute a quorum for the transaction of business at the annual meeting.  Common stock represented in person or by proxy, including abstentions and broker non-votes with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum exists at the annual meeting.  Broker non-votes with respect to a particular matter will not be counted as votes in favor of that matter and will not be counted as votes cast on that matter.  Accordingly, broker non-votes will have no effect on the matters specified in the notice of meeting.

•	Re-affirm and approve the adoption of the amended by laws of the Corporation

DISSENTER'S RIGHT OF APPRAISAL.

No action will be taken in connection with the proposal described in this Proxy Statement for which Delaware law, our Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

HOUSEHOLDING OF PROXY MATERIALS.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports.  This means that only one copy of this Proxy Statement or our annual report may have been sent to multiple shareholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number:  Las Vegas Railway Express, Inc. 6650 Via Austi Parkway, Las Vegas, NV 89119, phone: (702) 583-6715, Attention: Michael A. Baron.  If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2011.

Written notice of proposals of shareholders submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for consideration at our annual meeting of shareholders in 2011 must be received by us within a reasonable time before the Company begins to print and mail the Proxy Statement in order to be considered timely for purposes of Rule 14a-8 under the Exchange Act.  The persons designated in our proxy card will be granted discretionary authority with respect to any shareholder proposal with respect to which we do not receive timely notice.  Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for our annual meeting of shareholders in 2011 must be received by our corporate secretary at our principal offices by May 6, 2011.

OTHER MATTERS.

Our board of directors knows of no other business which will be presented for consideration at the annual meeting other than those matters described above.  However, if any other business should come before the annual meeting, it is the intention of the person named in the enclosed proxy card to vote, or otherwise act, in accordance with his best judgment on such matters.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

We will bear the costs of soliciting proxies.  In addition to solicitations by mail, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews.  We will reimburse these persons for their reasonable expenses in connection with any of these solicitations.  In addition, we will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies, and we will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

Proposal 1:

RE-ELECT BOARD DIRECTORS

MICHAEL A. BARRON & JOSEPH COSIO-BARRON

At the Annual Meeting, two (2) directors will be re-elected, each to hold office (subject to the Company's By-Laws) until the next Annual Meeting of Stockholders and until his or her respective successor has been elected and qualified.  Directors of the Company will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors.

If any nominee listed below should become unavailable as a candidate for any reason, which management does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting or, if no substitute is selected by the Board of Directors, for a motion to reduce the number of directors to the number of nominees available.  The information concerning the nominees has been furnished by them to the Company.  Each nominee has consented to being named a nominee for director and has agreed to serve if elected.

Information about Director Nominees:

Directors and Executive Officers:

The following table sets forth information regarding our executive officers and directors:

Name	Age	Director Since	Office
Michael A. Barron	60	2007	Chief Executive Officer and Chairman
Joseph Cosio-Barron	62	2007	President and Secretary

Directors hold office for a period of one year from their election at the annual meeting of stockholders and until their successors is duly elected and qualified. Officers are elected by, and serve at the discretion of, the Board of Directors. None of the above individuals has any family relationship with any other.

Michael A. Barron, Chief Executive Officer and Chairman, 60

Mr. Barron has been a developer of new business enterprises for nearly 30 years. Mr. Barron began his career in 1971 where he was the Senior Planner for the City of Monterey and was the HUD liaison for the City’s downtown redevelopment project. He master planned the city’s redevelopment of famous Cannery Row, Fisherman’s Wharf, and was Secretary of the Architectural Review Committee. Mr. Barron was the founder of Citidata, the first electronic provider of computerized real estate multiple listing service (MLS) information in the nation from 1975 to 1979. Citidata became the nation’s largest provider of electronic real estate information and was sold to Moore Industries in 1979. In June 1979, TRW hired Mr. Barron to develop its real estate information services division (TRW/REIS) that acquired 11 companies in the field and eventually became the world’s largest repository of real estate property information - Experian. In November 1988, he founded and served as President, until 1992, of Finet Holdings Corporation (NASDAQ:FNCM), a publicly traded mortgage broker and banking business specializing in e-mortgage financing on site in real estate offices and remote loan origination via the Internet (www.finet.com). The company was publicly traded and maintained a market capitalization of $500 million. From March 1995-1998, Mr. Barron pioneered the first nationwide commercially deployed video conference mortgage financing platform for Intel Corporation which as a licensed mortgage banker and broker in 20 states funded over $1 billion in closed loans. He later went on to serve as CEO for Shearson Home Loans and founded Liberty Capital, a $100 million asset management company based in Las Vegas, Nevada.

Joseph A. Cosio-Barron, President and Secretary, 62

Prior to joining the Company from 1996-2002 Mr. Cosio-Barron served as the Managing Partner and President of CBS Consultants, Inc. a financial firm offering highly specialized services in Securities compliance, development and lending for hotels, resorts, and casinos. From 1991-1996 he served as the Executive Vice President of Finet Holdings Corporation, a Delaware Corporation. As Executive Vice President, he was entirely responsible for all securities compliance and legal affairs. From 1980-1990 he served as President of Terra West Construction, a company, which he founded which in addition to building single-family subdivisions, strip, centers, duplex and four plex units also developed syndications and formed limited partnerships for large-scale developments throughout California. From 1973-1980, he served as Senior Vice-President of Multi-Financial Corporation, a real estate investment firm that both owns and manages commercial, retail, and residential income properties in Northern California.

SUMMARY COMPENSATION TABLE

Name and Principal Position		Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael A. Barron, Chief Executive Officer and Chairman	2010 2009 2008 2007	$180,000 $120,000 $90,000 --	-- -- -- --	1,000,000 -- -- --	-- -- -- --	-- -- -- --	-- -- -- --	-- -- -- --	$180,000 $120,000 $90,000 --
Joseph Cosio-Barron, President and Director	2010 2009 2008 2007	$180,000 $120,000 $90,000 --	-- -- -- --	1,000,000 -- -- --	-- -- -- --	-- -- -- --	-- -- -- --	-- -- -- --	$180,000 $120,000 $90,000 --

Employment Agreements

Our employment agreement with Michael Barron requires him to perform the duties of Managing Director - at an annual salary of $180,000.  He received 1,000,000 shares of restricted stock, which vests ratably on a monthly basis during the first two years of the term of the agreement.  He also received an option to purchase 1,000,000 shares of common stock at a price of $0.50 per share.  On December 1, 2009, the outstanding stock options were cancelled.  In addition, Mr. Barron is entitled to receive a performance bonus if our actual revenues and net income equals or exceeds projected revenues and net income.  His performance bonus will be equal to the percentage of his annual salary equal to 50% plus the percentage by which actual income exceeds projected income.  He is entitled to the same benefits afforded to other executives.  He is also entitled to a car allowance of $1,000 per month.  His employment agreement provides that if we terminate him without cause, he is entitled to receive a lump sum payment equal to twice his annual salary plus the present value of a performance bonus computed on the basis that we achieve all of our performance targets.  Mr. Barron’s employment agreement commenced as of February 1, 2010.

Our employment agreement with Joseph Cosio-Barron requires him to perform the duties of Managing Director – Legal at an annual salary of $180,000.  He received 1,000,000 shares of restrictive stock, which vests ratably on a monthly basis during the first two years of the term of the agreement.  He also received an option to purchase 1,000,000 shares of common stock at a price of $0.50 per share.  On December 1, 2009, the outstanding stock options were cancelled. In addition, Mr. Cosio-Barron is entitled to receive a performance bonus if our actual revenues and net income equals or exceeds projected revenues and net income.  His performance bonus will be equal to the percentage of his annual salary equal to 50% plus the percentage by which actual income exceeds projected income.  He is entitled to the same benefits afforded to other executives.  He is also entitled to a car allowance of $1,000 per month.  His employment agreement provides that if we terminate him without cause, he is entitled to receive a lump sum payment equal to twice his annual salary plus the present value of a performance bonus computed on the basis that we achieve all of our performance targets.  Mr. Cosio-Barron’s employment agreement commenced as of February 1, 2010.

No members of the Company’s board are independent.

The Board of Directors Recommends that the Stockholders Vote FOR the Re-Election of the Two (2) Persons to the Board of Directors.

Proposal 2:

TO ELECT A NEW BOARD MEMBER

 JUSTIN W. YORKE, Director, 45

Information about Director Nominee:

Mr. Yorke currently is the managing member of two hedge funds that invests primarily in publicly listed companies.  Until December 2001, Mr. Yorke was a partner at Asiatic Investment Management, which specialized in public and private investments in South Korea.  From May 1998 to June 2000, Mr. Yorke was a Fund Manager and Senior Financial Analyst, based in Hong Kong, for Darier Henstch, S.A., a private Swiss bank, where he managed their $400 million Asian investment portfolio.  From July 1996 to March 1998, Mr. Yorke was an Assistant Director and Senior Financial Analyst with Peregrine Asset Management, which was a unit of Peregrine Securities, a regional Asian investment bank.  From August 1992 to March 1995, Mr. Yorke was a Vice President and Senior Financial Analyst with Unifund Global Ltd., a private Swiss bank, as a manager of its $150 million Asian investment portfolio.  Mr. Yorke is the Chairman of the Board of JED Oil and a Director of JMG Exploration, both publicly traded companies in the United States.

The Board of Directors Recommends that the Stockholders Vote FOR the Election of the Person Nominated to the Board of Director.

Proposal 3:

BOARD COMMITTEE FOR AUDIT AND COMPENSATION

The Company would like to set up this committee to compliance with the standard practice for publicly held company.

The Board of Directors Recommends that the Stockholders Vote FOR Board Committee for Audit and Compensation.

Proposal 4:

TO RE-AFFIRM AND APPROVE THE ADOPTION OF THE AMENDED BY LAWS OF THE CORPORATION

Pursuant to the State of Delaware, Management is recommending that the bylaws be re-affirmed in compliance with the standard practice for a publicly held company.

The Board of Directors Recommends that the Stockholders Vote FOR to re-affirm and approve the adoption of the amended by laws of the corporation.

Proposal 5:

APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors will request that stockholders ratify the appointment of Hamilton P.C. as the Company’s independent auditors to examine the financial statements of the Company for the year ending March 31, 2011. The firm of Hamilton P.C. has served as the Company’s public accountants since August, 2009.  A representative of Hamilton P.C. will not be present at the Annual Meeting.

On August 10, 2009, the Company engaged Hamilton, PC, as the independent accountant to act as the principal accountant to audit the Company’s financial statements.  The Company did not consult with Hamilton, PC, Inc. on the application   of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or any disagreements or a reportable event.  Hamilton P.C. has been paid a total of $10,000, for the quarterly reviews of the financial statements for the periods ended June 30 and September 30, 2009, respectively. No other fees have been paid for any other services.

The Company’s Board of Director had accepted the resignation of Pollard Kelley Auditing Services, Inc. on August 10, 2009. The reports of Pollard Kelley Auditing Services, Inc on the Company’s financial statements for the fiscal years ended March 31, 2009 and March 31, 2008, were not otherwise qualified or modified as to uncertainty as to audit scope or accounting principles nor did they contain an adverse opinion.

During  the Company’s March 31, 2009 and 2008 and the subsequent interim  period  through  August 10, 2009,  there  has  been; no adverse opinion, disclaimer of opinion, modification or qualification no disagreements  with  Pollard Kelley Auditing Services, Inc  on any  matter  of  accounting principles or practices, financial  statement  disclosure, or auditing scope  and  procedure,  which disagreements, if not  resolved  to  the satisfaction of Pollard Kelley Auditing Services, Inc, would have caused Pollard Kelley Auditing Services, Inc to  make reference to the  subject  matter  of  the  disagreements  in connection with its report on the financial statements for such year.

For the fiscal years ended March 31, 2009 and March 31, 2008, Pollard Kelley Auditing Services Inc. performed the services listed below and was paid the fees listed below for the fiscal years ended March 31, 2009 and 2008.

Audit Fees.  Pollard Kelley Auditing Services Inc. was paid approximately $18,744 for the fiscal year ended March 31, 2009, for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q. Pollard Kelley Auditing Services Inc. was not paid any additional fees for the fiscal year ended March 31, 2009 for assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements tax or other fees.

The Board of Directors Recommends that Stockholders Vote FOR the Ratification of the Appointment of the Hamilton P.C., as Independent Auditors of the Company.

Proposal 6:

APPOINTMENT OF THE LAW OFFICE OF TIMOTHY S. ORR, PPLC AS OUTSIDE SEC COUNSEL

The Board of Directors will request that stockholders ratify the appointment of The Law Office of Timothy S. Orr, PLLC as outside SEC legal Counsel. From time to time, the company needs outside legal counsel to prepare and provide an opinion letter for investors to remove a restrict legend.

The Board of Directors Recommends that Stockholders Vote FOR the Ratification of the Appointment of The Law Office of Timothy S. Orr, PLLC as outside SEC Counsel.

Proposal 7:

IN THEIR DISCRESSION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of December 31, 2010 by (a) each of the Company's directors and executive officers, (b) all of the Company's directors and executive officers as a group and (c) each person known by the Company to be the beneficial owner of more than five percent of its outstanding common stock.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	% of Common Stock Beneficially Owned (3)
Michael A. Barron, CEO and Director (2)	4,123,723	10.52%
Joseph Cosio Barron, Director (3)	2,482,295	6.33%
All Other Officers (3 persons)	1,511,758	3.86%

(1)      The address of each of the beneficial owners is 6650 Via Austi Parkway, Suite 170, Las Vegas, NV 89119, except as indicated.
(2)      Includes shares owned by Allegheny Nevada Holdings Corp. of which Mr. Barron, is a principal.
(3)      Includes shares owned by CBS Consultants of which Mr. Cosio-Barron, is a principal.

OTHER MATTERS

Our board of directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

  INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This Proxy Statement incorporates by reference the documents listed below, which contain important business and financial information. This means that we can disclose information to you by referring you to other documents filed separately with the Securities and Exchange Commission (“SEC”). The information incorporated by reference is considered a part of this Proxy Statement, except for any information superseded by information contained in this Proxy Statement.

The following documents are incorporated by reference into this Proxy Statement:

The Company's Annual Report on Form 10-K for the year ended March 31, 2009; and

The Company's Quarterly Report on Form 10-Q for the period ended December 31, 2009.

Any statement contained in a document incorporated by reference in this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or any other subsequently filed document that is incorporated by reference into this Proxy Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

The Company's most recent Form 10-K is included in our annual report to shareholders, which is enclosed with this Proxy Statement.

AVAILABLE INFORMATION

We are currently subject to the information requirements of the Exchange Act and in accordance therewith file periodic reports, Proxy Statements and other information with the SEC relating to our business, financial statements and other matters. Copies of such reports, Proxy Statements and other information may be copied (at prescribed rates) at the public reference room maintained by the Securities and Exchange Commission at 100 F Street NE, Washington DC 20549. For further information concerning the SEC's public reference room, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at http://www.sec.gov.

Requests for documents relating to the Company should be directed to:

Michael A. Barron
Chief Executive Officer
Las Vegas Railway Express, Inc.
6650 Via Austi Parkway, Suite 170
Las Vegas, Nevada 89119
(702) 583-6715

Our board of directors hopes that shareholders will attend the annual meeting. Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation is appreciated. Shareholders who attend the meeting may vote their shares personally even though they have sent in their proxy cards or voted by phone or the Internet.

By Order of the Board of Directors

Michael A. Barron, Chief Executive Officer

Date: April 11, 2011